SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                            F O R M  8-K


                           Current Report
                 Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 2,
1998


	BOSTON CAPITAL TAX CREDIT FUND IV, L.P.
(Exact name of registrant as specified in its charter)


Delaware   (State or other jurisdiction of incorporation)


	0-26200	04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (617) 624-8900

	None
 (Former name or former address, if changed since last report)


Item 5.  Other Events

	As of September 2, 1998, Boston Capital Tax Credit Fund IV, L.P., a Delaware limited partnership, specifically Series 22 thereof (the Partnership) entered into various agreements relating to Lake City Limited Partnership, a Pennsylvania limited partnership (the Operating Partnership), including the Second Amended and Restated Agreement and Certificate of Limited Partnership of the Operating Partnership dated as of August 1, 1998 (the Operating Partnership Agreement), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and has renovated an existing forty-four (44) unit apartment complex located at 1055 Cherry
Street, Lake City, Pennsylvania, which is known as Lake City
Townhomes (the Apartment Complex). The Apartment Complex contains forty-four (44) 2-bedroom units housed within eleven
(11) buildings. Renovations were completed in July, 1998 and 100% Occupancy was achieved in September, 1998.

	The Operating Partnership is currently receiving permanent financing from the Rural Economic & Community Development Agency of the United States Department of Agriculture (RECD) in the aggregate amount of $1,174,169 (the Permanent Mortgage). The Permanent Mortgage consists of two components. First, the Operating Partnership assumed a loan from RECD in the amount of $917,169 (the First Stage). This First Stage is evidenced by an Assumption Agreement dated November 12, 1997. The First Stage carries an interest rate of 7.25% and has a fifty (50) - year term from its initial August 25, 1980 closing date. Second, the Operating Partnership obtained additional financing from RECD in the amount of $257,000 (the Second Stage). The Second Stage is evidenced by a Promissory Note also dated November 12, 1997. In addition, the Second Stage carries an interest rate of 7.25% and has a fifty (50) year term. Both stages of the Permanent
Mortgage are receiving the benefit of an RECD interest credit subsidy which serves to reduce the effective interest rate to 1% per annum, provided that occupancy by eligible tenants is maintained.

	It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the Tax Credits) under Section 42 of the Internal
Revenue Code of 1986, as amended (the  Code).

	The General Partner of the Operating Partnership is Home Properties of New York, L.P., (the General Partner), a New York limited partnership. The General Partner also serves as the Management Agent for the Apartment Complex. In addition, Patterson-Erie Corporation, an affiliate of the General Partner, served as the Builder for the renovation of the Apartment Complex. As of August, 1998, the General Partner had 6,199 units under management and had developed 17,000 apartment units. In addition, Patterson-Erie Corporation had built 1,200 units.

	The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $240,900 to the Operating Partnership in four installments as follows:
(1) $144,540 (the First Installment) on the latest to occur of (i) Admission Date, (ii) Tax Credit Set Aside, or
(iii) Permanent Mortgage Commitment;
(2) $48,180 (the Second Installment) on the later of (i) the Completion Date, (ii) Cost Certification, or (iii) receipt of an updated title insurance policy satisfactory to the Partnership;
(3) $45,771 (the Third Installment) on the later of (i) the Initial 100% Occupancy Date, (ii) the Breakeven Point,
(iii) Permanent Mortgage Closing or (iv) State Designation;
and
(4) $2,409 (the Fourth Installment) upon receipt of the Operating Partnership tax return for the year in which breakeven occurs.
All Installments have been paid in by the Partnership.
	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $354,300 of Tax Credits during the 11-year period commencing in 1998 of which 99.99% ($348,358) would be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:

			Profits, Losses and
Tax Credits from	   Capital
 Normal Operations	  Transactions    Cash Flow

Managing General
 Partner  	        .01%            66%           .01%

Partnership	       99.99%          33.999%        99.99%
Special Limited Partner   0%           .001%           0%

The Special Limited Partner of the Operating Partnership is BCTC
94, Inc., an affiliate of the Partnership.

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	Boston Capital or an Affiliate thereof, began receiving a fee (the Reporting Fee) (commencing in 1998) from the Operating Partnership in the amount of $1,500 per annum for services in connection with the Operating Partnership's accounting matters relating to the Partnership. The Reporting Fee is payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement; provided, however, that if in any fiscal year, Cash Flow is insufficient to pay the full amount of the Reporting Fee, the General Partner shall be obligated to make Subordinated Loans to the Operating Partnership to cover the Reporting Fee.

	Commencing in 1998, the Operating Partnership began paying the General Partner a fee (the
Annual Partnership Management Fee) for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $1,500. The Annual Partnership Management Fee is payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, to the extent Cash Flow is available therefor for such year.

	The Operating Partnership is obligated to pay the General Partner an annual fee (the Incentive Management Fee) for services in achieving high operating efficiency of the Apartment Complex. The Incentive Management Fee for each fiscal year shall be in an amount equal to 90% of the available cash flow after payment of any accrued and unpaid Reporting Fees, Annual Partnership Management Fees, Subordinated Loans, and unpaid and accrued interest on the Construction and Development Fee, as provided for in Section 10.2(a) of the Operating Partnership Agreement.

	In consideration of its consultation, advice and other services in connection with the renovation and development of the Apartment Complex and as consideration for the assignment described in Section 6.14 of the Operating Partnership Agreement, the Operating Partnership paid the General Partner a fee (the Construction and Development Fee) in the amount of $54,313, which fee was earned in full as to each building in the Apartment Complex as of the date such building is completed. The Construction and Development Fee was paid $6,234 from the proceeds of the Second Installment, $45,771 from the proceeds of the Third Installment and $2,308 from the proceeds of the Fourth Installment.

	The Builder for the renovation of the Apartment Complex received total compensation of $24,000 which included a Builder's Profit of $17,000. The Management Agent of the Apartment Complex will receive a Management Fee from time to time from the Operating Partnership in accordance with a management contract approved by RECD or, should the Apartment Complex cease to be subject to RECD regulation, in accordance with a reasonable and competitive fee arrangement. The initial Management Fee is $39.00 per occupied unit per month.


Item 7.  Exhibits.
	(c)	Exhibits.
(1)	(a)[1] Form of Dealer-Manager Agreement between Boston
		Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)	(a)	Second Amended and Restated Agreement and Certificate
		of Limited Partnership for Lake City Limited
		Partnership

(2)	(b)	Certification and Agreement for Lake City Limited
		Partnership

(4)	(a)[2] Agreement of Limited Partnership of the Partnership
(16)		None
(17)		None
(20)		None
(23)		None
(24)		None
(27)		None

[1].  Incorporated by reference to Exhibit (1) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

[2]   Incorporated by reference to Exhibit (4) to Registration
Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  February 2, 2000


BOSTON CAPITAL TAX CREDIT FUND IV
L.P.


By:	Boston Capital Associates IV
L.P.,
	its General Partner


By:	C&M Associates, d/b/a Boston
Capital Associates, its
General Partner


By:	__/s/ Herbert F. Collins__
Herbert F. Collins, Partner